Exhibit 99.1

January 26, 2005

Securities and Exchange Commission

Washington, DC  20549

Dear Sirs:

We have read and agree with the comments in Item 4.01 of Form 8-K of Real Logic, Inc. dated December 20, 2004, insofar as the comments relate to our firm.

Sincerely,

/s/ BAUM & COMPANY

Baum & Company, P.A.